SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ X ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

The GDL Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY MATERIAL - SUBJECT TO COMPLETION

THE GDL FUND

One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 15, 2017

To the Shareholders of

THE GDL FUND

Notice is hereby given that the Annual Meeting of Shareholders of The GDL Fund, a Delaware statutory trust (the “Fund”), will be held on Monday, May 15, 2017, at 10:30 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect three (3) Trustees of the Fund, two (2) Trustees to be elected by the holders of the Fund’s common shares and holders of its Series B Cumulative Puttable and Callable Preferred Shares (“Preferred Shares”), voting together as a single class, and one (1) Trustee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class; and

2.	To approve an amendment to the Statement of Preferences of the Preferred Shares to extend the mandatory redemption date from March 26, 2018 to March 26, 2020, and to add March 26, 2018 as a date upon which the Fund will redeem all or any part of the Preferred Shares that holders have properly submitted for redemption and not withdrawn during the 30-day period prior to March 26, 2018, to be approved by holders of the Fund’s Preferred Shares, voting as a separate class.

3.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 23, 2017, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

The Fund’s governing documents do not provide shareholders with dissenters’ appraisal rights, and the Fund does not believe that shareholders are entitled to appraisal rights in connection with Proposal 2.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARDAND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

ANDREA R. MANGO
Secretary

April [•], 2017

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor
Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

 PRELIMINARY PROXY MATERIAL - SUBJECT TO COMPLETION

THE GDL FUND

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2017

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The GDL Fund, a Delaware statutory trust (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 15, 2017, at 10:30 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to shareholders on or about April [•], 2017.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of American Stock Transfer & Trust Company (“AST”), the Fund’s transfer agent, and affiliates of AST or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained [•] to assist in the solicitation of proxies with respect to Proposal 1 for an estimated fee of [•] plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2016, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees and for the amendment to the Statement of Preferences to extend the mandatory redemption date from March 26, 2018 to March 26, 2020 and to add a new Put Right Date (as defined herein) as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting must take place not more than 130 days after the record date. At such adjourned meeting, any business may be transacted which might have been transacted at the original Meeting. The Fund may postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 130 days after

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the initial record date.

The close of business on March 23, 2017, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

The Fund has two classes of shares of beneficial interest outstanding: common shares, par value $0.001 per share (the “Common Shares”), and Series B Cumulative Puttable and Callable Preferred Shares, par value $0.001 per share (the “Preferred Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held. On the record date, there were [ _ ] Common Shares and [ _ ] Preferred Shares, outstanding.

Set forth below is information as to those shareholders to the Fund’s knowledge based on Section 13D/13F filings to beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of		Amount of Shares
Beneficial Owner(s)	Title of Class	and Nature of Ownership	Percent of Class

[ _ ]		[ _ ]	[ _ ]%

[ _ ]		[ _ ]	[ _ ]%

[ _ ]		[ _ ]	[ _ ]%

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders

Election of Trustees	Common and Preferred Shareholders, voting together as a single class, vote to elect two Trustees: Clarence A. Davis and Arthur V.	Common and Preferred Shareholders, voting together as a single class, vote to elect two Trustees: Clarence A. Davis and Arthur V. Ferrara
	Ferrara	Preferred Shareholders, voting as a separate class, vote to elect one Trustee: James P. Conn

Amendments to the Statement of Preferences		Preferred Shareholders, voting as a separate class, vote to approve amending the Statement of Preferences to extend the mandatory redemption date to March 26, 2020 and to add March 26, 2018 as a Put Right Date

Other Business	Common and Preferred Shareholders, voting together as a single class

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PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of nine Trustees, seven of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. James P. Conn, Clarence A. Davis, and Arthur V. Ferrara have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the November 8, 2006 organizational meeting of the Fund, with the exception of Ms. Foley, who became a Trustee of the Fund on February 23, 2017. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2020 Annual Meeting of Shareholders

James P. Conn

Clarence A. Davis

Arthur V. Ferrara

Trustees Serving Until 2019 Annual Meeting of Shareholders

Anthony J. Colavita

Edward T. Tokar

Salvatore J. Zizza

Trustees Serving Until 2018 Annual Meeting of Shareholders

Leslie F. Foley

Mario J. Gabelli, CFA

Michael J. Melarkey

Under the Fund’s Declaration of Trust, Statement of Preferences, and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares. Mr. Colavita’s term as a Trustee is scheduled to expire at the Fund’s 2019 Annual Meeting of Shareholders, and therefore he is not standing for election at this Meeting. A quorum of the Preferred Shareholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Conn to be considered.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

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Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), three of whom are nominated for re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios to
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee

INTERESTED TRUSTEES(4):
Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 74	Since 2006***	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)	32

Edward T. Tokar Trustee Age: 69	Since 2006**	Private Investor; Senior Managing Director of Beacon Trust Company (trust services) (2004-2016); Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services) (2009-2013); Director, Teton Advisors, Inc. (financial services) (2008-2010)	2

INDEPENDENT TRUSTEES/NOMINEES(5):

Anthony J. Colavita(6)(7) Trustee Age: 81	Since 2006**	President of the law firm of Anthony J. Colavita, P.C.	—	35

James P. Conn(6) Trustee Age: 79	Since 2006*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	27

Clarence A. Davis Trustee Age: 75	Since 2006*	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply) (2009- 2012)	3

Arthur V. Ferrara Trustee Age: 86	Since 2006*	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—	8

Leslie F. Foley(7) Trustee Age: 49	Since 2017***	Attorney	—	2

Michael J. Melarkey Trustee Age: 67	Since 2006***	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)	16

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	Term of			Number of
	Office and			Portfolios to
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee

INDEPENDENT TRUSTEES/NOMINEES(5):
Salvatore J. Zizza(7)(8) Trustee Age: 71	Since 2006**	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)	30

OFFICERS:
Term of
Office and
Name, Position(s)	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(9)	During Past Five Years

Bruce N. Alpert President Age: 65	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G. distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango Secretary and Vice President Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Carter W. Austin Vice President Age: 50	Since 2006	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

David I. Schachter Vice President Age: 63	Since 2006	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President of G.research, LLC

Vincent E. Brasesco Assistant Vice President and Ombudsman Age: 25	Since 2016	Assistant Vice President and Ombudsman of the Fund since February 2016; Associate of GAMCO Investors, Inc. since 2013; Graduate of Quinnipiac University May 2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser. Mr. Tokar is considered to be an “interested person” of the Fund as a result of his son’s employment by an affiliate of the Adviser.

(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Interested Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by or under common control with the Adviser as of December 31, 2016.

(6)	Trustees elected solely by holders of the Fund’s Preferred Shares.

(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund, the Comstock Capital Value Fund, The Gabelli Go Anywhere Trust, and The Gabelli NextShares Trust, which are part of the Gabelli/GAMCO Fund Complex. Ms. Foley’s father, Frank J. Fahrenkopf, serves as a director of several funds, which are part of the Gabelli/GAMCO Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

(8)	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(9)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.

*	Nominee to serve, if elected, until the Fund’s 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

**	Term continues until the Fund’s 2019 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

***	Term continues until the Fund’s 2018 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

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The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees

Mario J. Gabelli, CFA. Mr. Gabelli is Chief Investment Officer of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Executive Chairman of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art & Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Edward T. Tokar. Mr. Tokar is a private investor. He was a Senior Managing Director of Beacon Trust Company, a trust services company from 2004 to 2016. He serves as Chairman of the Fund’s ad hoc Proxy Voting Committee and is on the board of another fund in the Fund Complex. Mr. Tokar formerly served as a director of CH Energy Group, an energy services company. He was previously the Chief Executive Officer of Allied Capital Management LLC and Vice President of Honeywell International Inc. Mr. Tokar formerly served as a director or trustee of Teton Advisors, Inc., DB Hedge Strategies Fund, Topiary Fund for Benefit Plan Investors (BPI) LLC and Levco Series Trust Mutual Funds. Mr. Tokar has over forty years of investment experience in managing and directing investments in public and private securities involving stocks, bonds, high yield securities, private placements, international investments, and various partnership participations. As the former Vice President of Investments of Honeywell International Inc. and Chief Executive Officer of Allied Capital Management LLC, he was responsible for the investment of employee benefit fund assets worldwide, where his operations were widely recognized for excellence. He is a Trustee Emeritus of the College of William & Mary, and currently serves on the Board of the William & Mary Mason School of Business Foundation. Mr. Tokar has served on numerous advisory boards and professional organizations throughout his career. He was also awarded a CPA designation. Mr. Tokar graduated from the University of Maryland with a Bachelor’s degree with High Honors, and received his M.B.A. from the College of William & Mary.

Independent Trustees/Nominees

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State

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Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund, and a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Clarence A. Davis, CPA. Mr. Davis was the CEO of Nestor, Inc. until January 2009 and a director of the company until it went into receivership in June 2009. He is a member of the Fund’s Audit Committee and serves on comparable or other board committees with respect to another fund in the Fund Complex on whose board he sits. He is currently a director and a member of the Audit Committee of Telephone & Data Systems, Inc. Mr. Davis formerly served as the Chief Operating Officer and Chief Financial Officer of the American Institute of Certified Public Accountants. Mr. Davis has served as an audit committee member and director of Oneida Ltd., Pennichuck Corp., and Sonesta International Hotels Corp. Mr. Davis founded Clarence A. Davis Enterprises, Inc., which provided financial and organizational consulting, due diligence for acquisitions, and forensic accounting for various industries for eight years. Mr. Davis was a Senior Audit Partner for twelve years, which encompassed a career of twenty-three years in public accounting, for Spicer & Oppenheim. He is a former Chairman of the Accountants for Public Interest/Support Center of New York and the American Institute of Certified Public Accountants Minority Recruitment Committee. Mr. Davis was appointed to the American Red Cross Liberty Fund and September 11 Recovery Oversight Commission, the New York State Board of Public Accountancy, and the Future Issues Committee of the American Institute of Certified Public Accountants. He has served as a consultant for the American Red Cross National Office. Mr. Davis was also a faculty member of the Long Island University Brooklyn Center, the New York Institute of Finance, and the Foundation for Accounting Education. Mr. Davis received his Bachelor’s degree in Accounting from Long Island University.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America, and served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. Mr. Ferrara is a member of the Fund’s ad hoc Proxy Voting Committee and one of the multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose board he sits. He is a former Chairman of the Life Insurance Council of New York Inc. Mr. Ferrara received his Bachelor’s degree in Business Administration from the College of the Holy Cross.

Leslie Fahrenkopf Foley. Ms. Foley is an attorney currently serving on the boards of the Boys and Girls Club of Greenwich, the Addison Gallery of American Art at Phillips Academy Andover, and the National Humanities Center. She serves on the board of another fund in the Fund Complex. Ms. Foley previously served as Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation. She also served in the White House Counsel’s Office as Associate Counsel to President George W. Bush. Earlier in her career, Ms. Foley served as Counsel for O’Melveny and Myers LLP; Managing Director of Fixed Income Legal at Bear, Stearns & Co. Inc.; associate at Dewey Ballantine LLP; and law clerk to Judge Diarmuid F. O’Scannlain of the United States Court of Appeals for the Ninth Circuit. She graduated from Yale University magna cum laude and from the University of Virginia School of Law where she was an editor of the Virginia Law Review.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He is the Chairman of the Fund’s Audit Committee and is the Fund’s designated Audit Committee Financial Expert. Mr. Melarkey is also a member of one of the multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations, including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree

7

from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of the Fund’s Audit, Nominating, and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board does not have a Chairman. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Mr. Gabelli and Mr. Tokar are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

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Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in the
Name of Trustee/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)

INTERESTED TRUSTEES:
Mario J. Gabelli
Edward T. Tokar

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita
James P. Conn
Clarence A. Davis
Arthur V. Ferrara
Leslie F. Foley
Michael J. Melarkey
Salvatore J. Zizza

*	Key to Dollar Ranges

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

All shares were valued as of December 31, 2016.

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2016. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

(3)	Ms. Foley became a Trustee of the Fund on February 23, 2017.

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Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

	Amount and Nature of	Percent of Shares
Name of Trustee/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	[ _ ]
Edward T. Tokar	[ _ ]

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita	[ _ ]
[ _ ]
James P. Conn	[ _ ]
[ _ ]
Clarence A. Davis	[ _ ]
Arthur V. Ferrara	[ _ ]
[ _ ]
Leslie F. Foley(3)	[ _ ]
Michael J. Melarkey	[ _ ]
[ _ ]
Salvatore J. Zizza	[ _ ]

EXECUTIVE OFFICERS:
Bruce N. Alpert	[ _ ]
Andrea R. Mango	[ _ ]
Agnes Mullady	[ _ ]
Richard J. Walz	[ _ ]

(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2016. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.

(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes [ _ ] of the total Common Shares outstanding and [less than 1%] of the total Preferred Shares outstanding.

(3)	Ms. Foley became a Trustee of the Fund on February 23, 2017.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Owner and
Name of Independent	Relationships to			Value of	Percent of
Trustee/Nominee	Trustee/Nominee	Company	Title of Class	Interests(1)	Class(2)

Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$ 6,697	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$ 7	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$ 951,130	*
Michael J. Melarkey	Same	Gemini Global Partners, L.P.	Limited Partner Interests	$ 652,874	6.26%
Michael J. Melarkey	Same	Morgan Group Holdings, Inc.	Common Stock	$ 1,560	*
Michael J. Melarkey	Same	ICTC Group, Inc.	Common Stock	$ 20,280	*
Michael J. Melarkey	Same	The LGL Group, Inc.	Common Stock	$ 36,224	*
Michael J. Melarkey	Same	The LGL Group, Inc.	Warrants	$ 36	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,278,472	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$ 304,747	*

(1)	This information has been furnished as of December 31, 2016.

(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

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The Fund pays each Independent Trustee an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee who is not employed by the Adviser is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Independent Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out of pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2016 amounted to [$__]. During the fiscal year ended December 31, 2016, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 23, 2017. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by Ernst & Young LLP (“Ernst & Young”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2016, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 21, 2017, the Audit Committee reviewed and discussed with management of the Fund and Ernst & Young, the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2016, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with Ernst & Young the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by Ernst & Young as required by Auditing Standard No. 16, as amended (AICPA AU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from Ernst & Young the written disclosures and statements required by the SEC’s independence rules, delineating relationships between Ernst & Young and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of Ernst & Young as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

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The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and Ernst & Young, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2016.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Michael J. Melarkey, Chairman

Anthony J. Colavita

Clarence A. Davis

Salvatore J. Zizza

February 21, 2017

The Audit Committee met two times during the fiscal year ended December 31, 2016. The Audit Committee is composed of four of the Fund’s Independent Trustees, namely Messrs. Melarkey (Chairman), Colavita, Davis, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate. Mr. Melarkey has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Trustees has a Nominating Committee composed of two of the Fund’s Independent Trustees, Messrs. Colavita (Chairman) and Zizza. Each Nominating Committee member is an Independent Trustee as determined under guidelines of the NYSE. The Nominating Committee met once during the fiscal year ended December 31, 2016. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund’s governing documents and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships

12

with a shareholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund's governing documents for more details.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Trustees have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information about Trustees and Officers.”

The Fund’s Nominating Committee adopted a charter on November 8, 2006. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be to The GDL Fund, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Meeting. No Trustee or nominee for election as Trustee attended the Fund’s annual meeting of shareholders held on May 9, 2016.

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The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2016.

COMPENSATION TABLE

FOR THE YEAR ENDED DECEMBER 31, 2016

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Trustees(1)

INTERESTED TRUSTEES:
Mario J. Gabelli
Trustee and
Chief Investment Officer	$ 0	$ 0	(0)
Edward T. Tokar
Trustee	$17,000	$ [ _ ]	(2)
INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita
Trustee	$21,500	$ [ _ ]	(35)
James P. Conn
Trustee	$19,000	$ [ _ ]	(22)
Clarence A. Davis
Trustee	$19,000	$ [ _ ]	(3)
Arthur V. Ferrara
Trustee	$17,000	$ [ _ ]	(8)
Leslie F. Foley(2)
Trustee	—	—	(2)
Michael J. Melarkey
Trustee	$22,000	$ [ _ ]	(10)
Salvatore J. Zizza
Trustee	$19,500	$ [ _ ]	(30)
OFFICER:
Frank Yodice	$ [ _ ]
Former Assistant Vice President and Ombudsman

(1)	Represents the total compensation paid to such persons during the year ended December 31, 2016, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

(2)	Ms. Foley became a Trustee of the Fund on February 23, 2017. As such, she received no compensation from the Fund during the year ended December 31, 2016.

Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of the Fund present in person or represented by proxy at the Meeting, provided a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

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PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE

STATEMENT OF PREFERENCES OF THE PREFERRED SHARES

TO EXTEND THE MANDATORY REDEMPTION DATE AND ADD A PUT RIGHT DATE

Overview

The Board of Trustees, including the Independent Trustees, has approved, subject to the approval of the Fund’s Preferred Shareholders, amendments to the Fund’s Statement of Preferences for the Preferred Shares (the “Statement of Preferences”) to extend the mandatory redemption date for the Preferred Shares from March 26, 2018 to March 26, 2020, and add March 26, 2018 as a date upon which the Fund will redeem all or any part of the Preferred Shares that holders have properly submitted for redemption and not withdrawn during the 30-day period prior to March 26, 2018 (the “Put Right Date”), at the liquidation preference of $50.00 per share, plus any accumulated and unpaid dividends. All other terms of the Preferred Shares will remain unchanged.

Currently, the Statement of Preferences provides that the Fund’s outstanding Preferred Shares are redeemable at the option of the Fund and have a mandatory redemption date of March 26, 2018. If Proposal 2 is approved, the mandatory redemption date would be extended until March 26, 2020 and the Preferred Shares would remain redeemable at the option of the Fund. The redemption price would continue to be the liquidation preference of $50.00 per share, plus any accumulated and unpaid dividends. Additionally, distributions on the Preferred Shares currently accumulate at an annual rate of 3.00% of the liquidation preference of $50 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. On January 23, 2015, the Board reset the annual dividend rate on the Preferred Shares to 3.00% for dividend periods through the mandatory redemption date for the Preferred Shares. The annual dividend rate on the Preferred Shares would remain unchanged for all dividend periods through the new mandatory redemption date of March 26, 2020.

Additionally, Section 4(c) of the Statement of Preferences, which states that the Fund will redeem all or any part of the Preferred Shares that holders have properly tendered for redemption during the 30-day period prior to each of March 26, 2013 and March 26, 2015, at the liquidation preference, plus any accumulated and unpaid dividends, would be amended to add March 26, 2018 as a Put Right Date.

Please note that this Proposal provides only a brief discussion of certain relevant provisions of the Statement of Preferences. For additional information about the terms of the Preferred Shares, please refer to the Statement of Preferences, which is included in the Fund’s filings with the SEC.

The Board recommends that Preferred Shareholders of the Fund approve the extension of the mandatory redemption date to March 26, 2020, and add March 26, 2018 as a Put Right Date. If Proposal 2 is approved, the Preferred Shares would remain outstanding for an additional 24 month period and carry the current annual dividend rate of 3.00% of the Preferred Share liquidation preference of $50 per share. However, Preferred Shareholders would have the opportunity to submit all or any part of their Preferred Shares to the Fund for redemption during the 30-day period prior to the new Put Right Date, at the liquidation preference of $50 per share, plus any accumulated and unpaid dividends.

Reasons for the Proposed Amendments

At a meeting held on February 23, 2017, the Board reviewed the Statement of Preferences and determined that the Fund redeeming the outstanding Preferred Shares on the current mandatory redemption date would not be desirable since it would likely require the Fund to liquidate existing holdings at potentially inopportune times and would otherwise significantly reduce the amount of assets available for the Fund to take advantage of any favorable investment opportunities. As of December 31, 2016, the Fund had outstanding 2,624,025 Preferred Shares at a liquidation preference of $50 per share for a total liquidation preference of $131,201,250. As of December 31, 2016, the liquidation preference of the Preferred Shares represented approximately 37.7% of the Fund’s managed assets (total assets less liabilities other than the liquidation preference of the Preferred Shares). If the Fund is required to fully redeem the outstanding Preferred Shares on the current mandatory redemption date, it may need to liquidate a substantial number of existing portfolio positions to fund such redemption, which could have to be done at inopportune times, resulting in avoidable investment losses or resulting in the Fund potentially not realizing the full value of its existing portfolio positions. This concern is particularly acute for the Fund, given its investment

15

strategy of investing, under normal market conditions, primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. The ability to realize value from this type of strategy is particularly dependent on successful timing of investment transactions, and the need to redeem the Preferred Shares on the current mandatory redemption date could be disruptive to the implementation of the Fund's investment strategy. Moreover, the development of market conditions for capital raising by closed-end investment companies over the next year is unpredictable, and it is unclear whether those conditions will be conducive to refinancing the Preferred Shares (e.g., through issuance of a new series of Preferred Shares or the establishment of a credit facility) on terms acceptable to the Fund within a timeframe necessary to ensure uninterrupted continuity of the Fund's investment program. The Board believes that extending the mandatory redemption date of the Preferred Shares to March 26, 2020 will give the Fund the added flexibility it needs to both seek a refinancing transaction, if desirable, or appropriately plan for an orderly liquidation of sufficient portfolio positions to fund the mandatory redemption. There can be no assurance that the Fund would be successful in raising additional capital or securing financing if needed or on terms satisfactory to the Fund. The Fund’s inability to obtain financing on terms favorable to the Fund could have an adverse effect on the Fund’s business investment results. Additionally, if the Fund were required to mandatorily redeem the Preferred Shares without obtaining replacement financing, the investable assets of the Fund would be reduced and that could impact the Fund’s ability to pursue favorable investment opportunities either at all or to the extent that might otherwise be desired.

The Board therefore believes that it is in the best interests of the Fund to extend the mandatory redemption date of the Preferred Shares. Additionally, the Board believes that the interests of Preferred Shareholders would not be adversely impacted by the adoption of these amendments because they would gain the opportunity to submit all or any part of their Preferred Shares to the Fund for redemption during the 30-day period prior to the new Put Right Date (which is the same as the existing mandatory redemption date for the Preferred Shares), at the liquidation preference per share, plus any accumulated and unpaid dividends. Any Preferred Shareholders who choose not to submit their Preferred Shares for redemption as of the new Put Right Date would continue to be subject to the risk that the Fund would be unable to pay dividends on the Preferred Shares when due or redeem the Preferred Shares on the new mandatory redemption date of March 26, 2020. Additionally, the annual dividend rate of 3.00% of the Preferred Share liquidation preference of $50 per share will remain in place until the new mandatory redemption date of March 26, 2020; therefore, Preferred Shareholders continuing to hold Preferred Shares would also be subject to interest rate risk, which is the risk that prices of bonds and other income- or dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. This risk could be heightened in the current environment of rising rates.

Required Vote

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding Preferred Shares voting together as a separate class. For purposes of this Proposal 2, the phrase “vote of the holders of a majority of the outstanding preferred shares” shall mean, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) 67% or more of the Preferred Shares present at the meeting, if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy; or (ii) the holders of more than 50% of the outstanding Preferred Shares of the Fund. A quorum of Preferred Shareholders must be present in person or by proxy at the Meeting in order for Proposal 2 to be considered. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against Proposal 2. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON PROPOSAL 2 UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE PREFERRED SHAREHOLDERS VOTE “FOR” THE EXTENSION OF THE MANDATORY REDEMPTION DATE FOR THE PREFERRED SHARES AND THE ADDITION OF THE NEW PUT RIGHT DATE FOR THE PREFERRED SHARES.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, NY 10036-6530, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Ernst & Young acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2016. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young in the Fund. A representative of Ernst & Young will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Ernst & Young for professional services received during and for the fiscal years ended December 31, 2015 and 2016, respectively.

Fiscal Year Ended		Audit
December 31	Audit Fees	Related Fees	Tax Fees*	All Other Fees

2015	$23,400	—	$3,600	$34,038
2016	$24,100	—	$3,700	$3,086

*	“Tax Fees” are those fees billed by Ernst & Young in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit and tax services described above for which Ernst & Young billed the Fund fees for the fiscal years ended December 31, 2015 and December 31, 2016 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2015 and 2016, Ernst & Young has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining Ernst & Young’s independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of

17

the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received, if any, for the fiscal year ended December 31, 2016, the Fund believes that during that year such persons complied with all such applicable filing requirements, with the exception of Mr. Gabelli, who filed two late Form 4 filings after the reporting period.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote on Proposal 1. In contrast, because the amendments to the Statement of Preferences require the affirmative vote of a majority of the outstanding voting shares or of a specified percentage of the outstanding voting shares entitled to vote on Proposal 2, abstentions and broker non-votes, if any, will have the effect of a vote “against” Proposal 2. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. Because Proposal 2 is considered non-routine, we do not expect that brokers will be able to vote on Proposal 2 if they have not received instructions from the underlying beneficial owners of the shares, and the shares will be considered broker non-votes in that event. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 or Proposal 2 may be deemed an instruction to vote such shares in favor of the proposal.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2017.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or one set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

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SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Shareholders to be held in 2018 (the “2018 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2018 proxy statement and 2018 proxy relating to that meeting no later than December [•], 2017. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2018 Annual Meeting, the shareholder notice (and information summarized below and summarized fully in the Fund’s By-Laws) must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December [•], 2017 and no later than January [•], 2018; provided, however, that if the 2018 Annual Meeting is to be held on a date that is earlier than April [•], 2018 or later than June [•], 2018, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder's notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee’s consent to serve as a Trustee if elected and the nominee’s satisfaction of the Trustee qualifications set forth in the Fund’s governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s governing documents.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THElR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, THE VOTING INSTRUCTION FORM OR THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April [•], 2017

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GDL-PS-2017

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E22382-P89953

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect two (2) Trustees of the Fund:

Nominees:

01) Clarence A. Davis
02) Arthur V. Ferrara

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V3

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E22384-P89953

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect three (3) Trustees of the Fund:

Nominees:

01) Clarence A. Davis
02) Arthur V. Ferrara
03) James P. Conn

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V3